Goodwill	12 Months Ended
Dec. 31, 2012
Goodwill and Other Intangible Assets [Abstract]
Goodwill

Note 7:	Goodwill

The changes in the carrying amount of goodwill for the years ended December 31, 2012 and 2011 were:

($ in thousands)	2012	2011
Balance as of January 1
Goodwill	$21,415	$21,415
Accumulated impairment losses - Data Processing	(5,062)	(4,681)
Impairment losses during the year - Data Processing	-	(381)
Balance as of December 31
Goodwill	21,415	21,415
Accumulated impairment losses	(5,062)	(5,062)
	$16,353	$16,353

Goodwill impairment is tested on the last day of the last quarter of each calendar year. The goodwill impairment test is performed in two steps. If the fair market value of the stock is greater than the calculated book value of the stock, the goodwill is deemed not to be impaired and no further testing is required. If the fair market value is less than the calculated book value, an additional step of determining fair value is taken to determine if there is any impairment.  Goodwill at both State Bank (2012 and 2011) and RDSI (2011 only) was reviewed independently as of December 31, of these years.  Step one indicated the fair value of State Bank was in excess of its book value at the end of both 2012 and 2011 and no further testing was required.

Goodwill at RDSI was reviewed as of December 31, 2011. After an extensive review, it was determined that the Goodwill evaluation failed step one, and the step two evaluation indicated that the carrying value of Goodwill was in excess of its fair value by $0.38 million in 2011. As no remaining Goodwill existed at RDSI in 2012, no further testing was required.